STARBOARD INVESTMENT TRUST
Matisse Discounted Closed-End Fund Strategy

Supplement to the Prospectus and
Statement of Additional Information

September 22, 2017
This supplement to the Prospectus and Statement of Additional Information dated July 28, 2017 for the Matisse Discounted Closed-End Fund Strategy (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement contains important information for shareholders about matters approved by the Board of Trustees (the "Board") of the Trust affecting the Fund. Specifically, the Board has approved changes to the Fund's policy regarding conversions of Class A shares into Institutional Class shares.
Prospectus
On page 18 of the Prospectus, under the sub-heading titled, "Class A Shares," an additional bullet point is added which reads the following:

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Conversion: A holder of Class A shares that qualifies as a purchaser of Institutional Class shares may convert such Class A shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.  Where shares of one class are exchanged for shares of another class of the Fund, the exchange will not be treated as a taxable event.

Statement of Additional Information
On page 15 of the Statement of Additional Information, in the first paragraph under the section titled, "Description of the Trust," the second to last sentence shall be replaced with the following:

When issued for payment as described in the Fund's prospectus and this Statement of Additional Information, shares of the Fund will be fully paid and non-assessable and shall have no preemptive rights.

Investors Should Retain This Supplement for Future Reference